Exhibit 10.9
THIS AGREEMENT is made on 4 September 2009
Between:
(1)	VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II whose registered office is at c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands (the Issuer);
(2)	CITIBANK, N.A., LONDON BRANCH at its specified office at Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB, United Kingdom as principal paying and exchange agent (the Paying Agent, Exchange Agent, and the Principal Agent which expression shall, unless the context otherwise requires, include its successors as such paying, exchange or principal agent);
(3)	CITIGROUP GLOBAL MARKETS DEUTSCHLAND, AG & CO. KGaA at its specified office at Reuterweg 16, 60323 Frankfurt, Germany as registrar and transfer agent (the Transfer Agent and the Registrar, which expression shall, unless the context otherwise requires, include its successors as such transfer agent or registrar); and
(4)	CITICORP INTERNATIONAL LIMITED at its registered office at 50th Floor, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong as trustee of the Bonds (which expression shall, unless the context otherwise requires, include its successors as such trustee).
WHEREAS:
(A) The Issuer has agreed to issue US$600,000,000 in aggregate principal amount of exchangeable bonds due 2014 (the Bonds) exchangeable into fully paid shares with a par value of US$0.01 (the Shares) of Sands China Ltd. (Sands China).
(B) The Bonds are to be constituted by a trust deed (the Trust Deed) dated 4 September 2009 between the Issuer and the Trustee.
(C) The Bonds will be issued in registered form in denominations of US$250,000 each or integral multiples thereof.
NOW IT IS HEREBY AGREED as follows:
1. DEFINITIONS
Terms defined or construed in the terms and conditions of the Bonds or the Trust Deed shall, unless the context otherwise requires, have the same meanings when used herein.
In addition:
Agents means the Principal Agent, the Registrar, the Paying Agent, the Exchange Agent and the Transfer Agent at their specified offices, and Agent means any of them and, in each case, includes any successors;
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Business Day means a day (other than a Saturday or Sunday) on which commercial banks are generally open for business in New York, London and Hong Kong, or if the context requires otherwise, in the relevant place, including in connection with the surrender of a Certificate, the place where such Certificate is surrendered;
Certificates means the Restricted Certificates (as defined in the Trust Deed) and the Regulation S Certificates (as defined in the Trust Deed);
Notice means a notice of exchange substantially in the form of Exhibit A hereto or in such other form as shall for the time being be current, which is the Exchange Notice as referred to in the Conditions;
Register has the meaning set out in Clause 11.1; and
any successor to an Agent means a successor to that Agent appointed at its specified office in accordance with the terms of this Agreement.
2. APPOINTMENTS
The Issuer appoints the Agents as its agents in respect of the Bonds in accordance with the provisions of the Conditions and this Agreement at their respective offices referred to in this Agreement and the Agents accept such appointments and each Agent agrees to perform the duties expressly required of it by this Agreement, the Trust Deed and the Conditions, and shall carry out such other acts and perform such other duties as in its sole discretion it considers necessary to give effect to the Conditions and this Agreement. No Agent shall be obliged to perform additional duties set out in any amended Conditions unless it shall have previously agreed to perform such duties. No implied duties or obligations shall be read into any such documents. Subject as provided in Clause 17, references to the Agents are to them acting solely through such respective specified offices.
3. AUTHENTICATION; TRANSFER OF CERTIFICATES
3.1 The Certificates:
Immediately before issue of the Bonds, the Issuer shall deliver to the Registrar duly executed Restricted Certificates and duly executed Regulation S Certificates representing the Bonds, as applicable. Each Bondholder shall be entitled to one Certificate representing all the Bonds held by it. The Registrar (or its agent on its behalf) shall after checking that the Certificates have been recorded on the Register correctly, authenticate the Certificates upon the written order of the Issuer and arrange for their delivery to the Bondholders. The Certificates shall bear such legend as may be appropriate.
3.2 Transfer and Exchange:
(a)	Subject to compliance with the Conditions, the provisions of this Clause 3 and Exhibit C and the consent of the Issuer (which consent shall not unreasonably be withheld, it being understood that: (i) consent may not be withheld to a transfer by a Bondholder to one of its Affiliates (except such consent may be
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withheld pursuant to sub-clause (ii) below) provided that such Affiliate remains an Affiliate of such Bondholder after the transfer; and (ii) consent may be withheld with respect to a transfer to any Person who or whose Affiliate is engaged in any business activity that competes with the business of the Issuer and the Restricted Subsidiaries or with respect to any transfer which would or might, in the reasonable opinion of the Issuer, have a material adverse effect on the Issuer’s or any Restricted Subsidiary’s ability to comply with applicable gaming regulatory requirements), the holder of Bonds represented by the Certificates may transfer such Bonds and the relevant Transfer Agent and the Registrar shall register the transfer of Bonds represented by the Certificates in accordance with Clauses 10 and 11 below.
(b)	If the holder of a Certificate wishes at any time to transfer the Bonds represented by such Certificate (or any part thereof), such transfer shall be subject to the delivery to the Registrar a transfer certificate in the form set out in Exhibit F (the Transfer Certificate) duly executed by the transferor and (if applicable) the transferee of such Bonds. The Registrar shall be entitled to require, prior to registering any such transfer of the Bonds, such legal opinions, certifications and other information as the Registrar may reasonably require.
(c)	Bonds represented by a Restricted Certificate may be transferred to a transferee who takes delivery in the form of a Regulation S Certificate if the transferee and the transferor represent in the Transfer Certificate that it is acquiring the Bonds for its own account in an offshore transaction (within the meaning of Regulation S). Bonds represented by a Restricted Certificate may be transferred to a transferee who takes delivery in the form of another Restricted Certificate if either:
(i)	the transferor and the transferee first deliver to the Registrar a Transfer Certificate duly executed by the transferor and the transferee to the effect that:
(A)	the transferor represents that it reasonably believes the transferee to be a QIB; and
(B)	the transferee represents that it is a QIB purchasing for its own account or the account of another QIB in a transaction meeting the requirements of Rule 144A; or
(ii)	the transferee represents that it is acquiring the Bonds pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A and provides information satisfactory to the Issuer (including, without limitation, an opinion of counsel) confirming the availability of such exemption.
3.3 Closed Periods: Notwithstanding anything herein to the contrary, no Bondholder may require the transfer of a Bond during the periods set forth in Condition 4.1.
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4. PAYMENT BY THE ISSUER
4.1 Payment to the Principal Agent: In order to provide for the payment of the principal, interest, premium (if any and including any Early Redemption Amount and Final Redemption Amount) and/or any default interest in respect of the Bonds as the same shall become due, the Issuer shall unconditionally pay or procure to be paid, to the Principal Agent:
4.1.1	on maturity or early redemption of any Bonds, for value by 12:00 noon (London time) at least one Business Day prior to the redemption date thereof (or, in the case of the Bonds becoming due and payable pursuant to Condition 10, forthwith upon being required by the Trustee to make such payment) to an account specified by the Principal Agent, an amount sufficient (together with any funds then held by the Principal Agent which are available for such purpose) to pay the amounts due on redemption of all Bonds so to be redeemed (or the amount due pursuant to Condition 10); and
4.1.2	for value by 12 noon (London time) at least one Business Day before the due date (to an account specified by the Principal Agent) for the payment of interest or other sums payable in respect of the Bonds in accordance with the Conditions (including any interest on the Bonds), other than sums referred to in sub-Clause 4.1.1 above, an amount sufficient (together with any funds then held by the Principal Agent which are available for such purpose) to pay interest or other sums payable then becoming due on the outstanding Bonds.
All amounts deposited with the Trustee or any Agent for the payment of Bonds to the Bondholders but which have not been so paid due to the subsequent exchange of such Bonds or otherwise shall be immediately returned to the Issuer upon the Issuer’s written request, provided that no interest shall accrue on such amounts and be payable to the Issuer by the Trustee or any Agent.
4.2 Notification of payment: The Issuer shall procure that on or before 5:00 pm (London time) on the second Business Day prior to each due date for payment of principal, interest and premium (if any and including any Early Redemption Amount and Final Redemption Amount) and/or any default interest in respect of the Bonds, the bank through which such payment is to be made will send to the Principal Agent irrevocable confirmation that it has received from the Issuer an irrevocable instruction to make the relevant payment (by facsimile transmission or SWIFT).
In this Clause 4, the date on which a payment in respect of the Bonds becomes due means the first date on which the holder of a Bond could claim the relevant payment under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation.
4.3 Notification in the event of non-payment: The Principal Agent shall forthwith notify the Trustee, the other Agents and the Issuer if it has not, by the due date for payment of principal, interest and premium (if any and including any Early Redemption Amount and Final Redemption Amount) and/or any default interest in respect of the Bonds or any of them, received unconditionally in the manner provided
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in this Clause 4 the full amount of the moneys payable on such due date on or in respect of all such Bonds, as the case may be.
5. PAYMENT BY THE AGENTS
5.1 Payment: Unless they receive a notification from the Principal Agent under Clause 4.3 the Paying Agents will, subject to and in accordance with the Conditions, pay or cause to be paid on behalf of the Issuer on each due date therefor or, in the event that the due date is not a business day (as referred to in Condition 7.5), the business day immediately following such due date, the amounts due in respect of the Bonds and will be entitled to claim any amounts so paid from the Principal Agent. Subject to the following sentence, if any payment provided for in Clause 4.1 is made late but otherwise in accordance with this Agreement the Paying Agents will nevertheless make such payments in respect of the Bonds. However, unless and until the full amount of any such payment has been made to the Principal Agent none of the Paying Agents will be bound to make such payments until either the Principal Agent has received the full amount of moneys then due and payable in respect of the Bonds or other arrangements satisfactory to the Principal Agent have been made. If payment of any amount is made to the Principal Agent later than the due date for payment of such amount to the Bondholders, the Principal Agent shall as soon as practicable after receipt thereof give notice to the Bondholders in accordance with Condition 15 and the Paying Agents that such payment has been made. All payments to be made by the Paying Agents hereunder shall be made without charging any commission or fee to the Bondholders. Nothing contained herein shall require a Paying Agent to make a payment unless and until the Paying Agent has received immediately available funds sufficient to make the said payment.
5.2 Reimbursements of Agents: The Principal Agent will on demand promptly reimburse each Paying Agent for payments in respect of the Bonds made by it in accordance with the Conditions and this Agreement. The Principal Agent shall have direct recourse against the Issuer in respect of any amounts paid by it on behalf of the Issuer.
5.3 Method of payment to Principal Agent: All sums payable to the Principal Agent hereunder will be paid in United States Dollars and in immediately available or same day funds, to such account with such bank as the Principal Agent may from time to time notify in advance to the Issuer in writing.
5.4 Surrender of Certificates to Paying Agents: The Paying Agents shall accept surrender of Certificates from Bondholders as a condition precedent to payment of principal in accordance with the Conditions. At close of business on the second Business Day before the due date for payment of principal in respect of Bonds, and, if Certificates are surrendered later than that, on any Business Day thereafter on which Certificates are surrendered, each Paying Agent to whom Certificates have been surrendered will notify the Registrar and the Principal Agent of the identifying numbers of Certificates surrendered to it at that time.
Each Paying Agent will cancel Certificates surrendered to it and forward the cancelled Certificates to the Principal Agent for destruction.
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5.5 Fees and expenses of the Agents: The Principal Agent will account to each of the other Agents appointed by the Principal Agent for their fees and expenses in respect of the services performed by them under this Agreement promptly after receipt thereof from the Issuer and the Issuer shall have no responsibility for the apportionment of any such payments.
5.6 Agents of the Trustee: The Principal Agent, the Registrar or the other Agents shall, on demand by the Trustee by notice in writing given to them and the Issuer at any time after any Event of Default or Potential Event of Default has occurred, until notified by the Trustee to the contrary, so far as permitted by applicable law:
5.6.1	act as agents of the Trustee under the Trust Deed and the Bonds on the terms provided in this Agreement (with consequential amendments as necessary and save that the Trustee’s liability for the indemnification, remuneration and all other expenses of the Agents shall be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of the Trust Deed) and thereafter to hold all Certificates and all moneys, documents and records held by them in respect of the Bonds to the order of the Trustee; or
5.6.2	deliver all Certificates and all moneys, documents and records held by them in respect of the Bonds to the Trustee or as the Trustee directs in such notice or subsequently, provided that this Clause 5.6.2 shall not apply to any documents or records which the Principal Agent, the Registrar or the relevant Agent is obliged not to release by any law or regulation to which it is subject.
At any time after an Event of Default or a Potential Event of Default has occurred the Trustee may also, by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not the Principal Agent and any subsequent payment so made by the Issuer shall discharge the Issuer’s obligations with respect to such payment.
5.7 Notices of change of the Trustee: The Issuer shall forthwith give written notice to the Principal Agent of any change in the person or persons who act as the Trustee under the Trust Deed.
6. EXCHANGE
6.1 Exchange Duties of Exchange Agents: Each Exchange Agent shall during the office hours between 9.00 a.m. and 3.00 p.m. on any Business Day prior to the fifth Business Day before the Exchange Date (as defined in the Conditions) at the specified office of the relevant Exchange Agent (i) accept deposit on behalf of the Issuer of any Certificates in respect of Bonds together with an original Exchange Notice (in duplicate) duly completed and signed provided that no Exchange Agent shall accept deposit of any Exchange Notice after 3:00 p.m. (Hong Kong time) on the fifth Business Day before the Exchange Date; and (ii) require the Issuer to pay all capital, stamp, issue, registration, documentary or similar taxes or duties or transfer costs and expenses (if any) specified in the Trust Deed or the Bonds to be payable by the Issuer.
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6.2 Exchange Notices: Once deposited, an Exchange Notice may not be withdrawn without the written consent of the Issuer (with a copy of such consent together with the relevant Exchange Notice sent to the relevant Exchange Agent at the same time).
6.3 Certificates held by Exchange Agents: On deposit of a Certificate (if applicable) and an Exchange Notice (in duplicate), the Certificate and the Exchange Notice so deposited and any relevant sums shall be deemed to be held by the Exchange Agent as the agent of the Issuer. The Exchange Agent shall cancel forthwith upon the Exchange Date the Certificates representing the Bonds and (unless the Exchange Agent is also the Principal Agent) despatch such cancelled Certificates promptly to or to the order of the Principal Agent or its designated agent, together with a certificate stating the identifying numbers of the Bonds in respect of which the relevant Certificates have been delivered and the identifying numbers of the relevant Certificates.
6.4 Notification by Exchange Agents:
6.4.1	As soon as practicable following deposit of a Certificate (if applicable) and Exchange Notice (in duplicate) and payment of any required amount by the Issuer in accordance with Clause 6.1, the Exchange Agent with which they were deposited shall verify that the Exchange Notice (in duplicate) has been duly completed in relation to the Bonds, which are the subject of the mandatory exchange, in accordance with its terms and purports to have been signed by or on behalf of the Bondholder named therein and that the Exchange Notice is accompanied by all Certificates (if applicable) to which it relates, and endorse the Exchange Notice to that effect.
6.4.2	Immediately following receipt of the Exchange Notice (in duplicate) by an Exchange Agent other than the Principal Agent and the fulfilment of the conditions in Clause 6.4.1, such Exchange Agent shall:
(i)	send by facsimile transmission a copy of such Exchange Notice (endorsed pursuant to Clause 6.4.1) to the Principal Agent and the Issuer;
(ii)	cancel forthwith upon the Exchange Date all Certificates delivered with such Exchange Notice and despatch such cancelled Certificates promptly (together with a certificate stating the identifying numbers of the Bonds in respect of which the relevant Certificates have been delivered and the identifying numbers of the relevant Certificates), to or to the order of the Principal Agent or its designated agent, who shall destroy such cancelled Certificates; and
(iii)	despatch as soon as practicable and in any event within three (3) days after the Exchange Date, by post, the original Exchange Notice to the Principal Agent.
6.4.3	Upon receipt of the Exchange Notice by the Principal Agent (either as a result of deposit of the original by a exchanging Bondholder with the Principal
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Agent in its capacity as Exchange Agent or as a result of receipt of the facsimile of such Exchange Notice pursuant to Clause 6.4.2(i) above) and fulfilment of the conditions in Clause 6.4.1, the Principal Agent in its capacity as Exchange Agent shall as soon as practicable and in any event no later than the Cut Off Time (as defined in Condition 6.2(iii)):
(i)	notify the Issuer by facsimile in the manner specified in Exhibit B hereto (an Agent Exchange Notification), of the following (together with a copy of the Exchange Notice(s) endorsed pursuant to Clause 6.4.1):
(1)	the total number, the aggregate principal amount and the identifying certificate numbers of all Bonds deposited on the same occasion by the same Bondholder which are to be exchanged;

(2)	the name and address of:
i)	the person in whose name the Shares issuable upon exchange are to be registered; and

ii)	the exchanging Bondholder;
(3)	the date on which the Exchange Notice is deposited and the date on which the Certificate is surrendered to the Agent; and
(4)	the name and address of the person(s) to whom share certificates are to be despatched (as provided by the Bondholder);
(ii)	(where the Exchange Agent with which the Certificate is deposited is itself the Principal Agent) cancel forthwith upon the Exchange Date all Certificates delivered with such Exchange Notice and procure the destruction of such cancelled Certificates; and
(iii)	despatch as soon as practicable and in any event within five (5) Business Days after:
(1)	where the original Exchange Notice is directly deposited with the Principal Agent, the Exchange Date; or
(2)	where the original Exchange Notice is despatched to the Principal Agent pursuant to Clause 6.4.2(iii), such date of receipt by the Principal Agent,

the original Exchange Notice to the Issuer.
6.4.4	Where an Exchange Notice is received which requires the Shares issuable on exchange of the Bonds to which it relates to be dealt with in different ways for specified principal amounts of Bonds, the Principal Agent receiving the
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Exchange Notice may, and if requested by the Bondholder depositing the Exchange Notice, shall, treat each specified principal amount of Bonds as if it were subject to its own Exchange Notice and prepare and send the details referred to in Clause 6.4.3 separately for each such specified principal amount (and, for the avoidance of doubt so they are not aggregated for the purpose of calculating the number of Shares, or amount of other property, issuable on exchange).
6.5 Delivery by the Issuer:
6.5.1 Upon receipt of the relevant notification by the Exchange Agent or Principal Agent, the Issuer shall as soon as practicable send notification in a form set out in Exhibit E by facsimile to the Exchange Agent or Principal Agent which has initially received the relevant Exchange Notice (and will send a copy to the Principal Agent (if it is not the Agent which received the relevant Exchange Notice) and the Registrar), in the case of a Bond in respect of which an Exchange Notice and the relevant Certificate(s) were deposited, confirming that delivery, despatch or payment in accordance with such Exchange Notice (or otherwise in accordance with the exchanging Bondholder’s instructions) of the certificate or certificates for the relevant Shares and/or securities, property or cash required to be delivered and/or paid upon exchange has been or will be made.
6.5.2 Promptly upon receipt of the notification referred to in Clause 6.5.1 from the Issuer, the Registrar shall remove the name of the relevant Bondholder from the Register.
6.6 Issuer to provide Exchange Notice: As soon as is practicable following the amendment of the Exchange Notice from the form set out in Exhibit A hereto and a subsequent request from the Exchange Agents, the Issuer will provide the Exchange Agents with copies of such new form of Exchange Notice. If required by any Bondholder, the Exchange Agents shall make Exchange Notices in the current form available to Bondholders.
6.7 Fees and Expenses of Exchange: The Issuer must pay directly to the applicable taxing authority all capital, stamp, issue, registration, documentary or similar taxes or duties or transfer costs and expenses (if any) arising in connection with the exchange of a Bond payable in any jurisdiction consequent upon the issue or delivery of Shares or any other securities, property or cash in relation to the mandatory exchange of the Bonds. Neither the Trustee nor any Agent shall be under any obligation to determine whether the Issuer is liable to make any payment (and the amount of any payment) under this Clause 6.7.
6.8 Taxes and Duties
None of the Trustee and the Agents is under any obligation to determine whether a Bondholder is liable to pay any capital, stamp, issue, registration, documentary or similar taxes or duties or transfer costs and expenses upon the mandatory exchange of the Bonds into Shares. Neither the Trustee nor the Agents shall be responsible or liable in any way to anyone for failure or omission by the Bondholders to pay such taxes or duties.
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7. EARLY REDEMPTION AND DEPOSIT OF CERTIFICATES
7.1 Notice of Redemption: If the Issuer intends to redeem all or part of the Bonds under Condition 8.2 it shall, at least 14 days before the latest date for the publication of the notice of redemption required to be given to Bondholders in accordance with Condition 15, give prompt notice in writing of its intention to the Principal Agent and the Trustee stating the date on which such Bonds are to be redeemed, the percentage of the total outstanding principal amount of the Bonds to be redeemed in the case of a partial redemption, the Early Redemption Amount, the manner in which redemption will be effected and the amount of accrued and unpaid interest to the date of redemption with respect of each US$250,000 principal amount of Bonds.
7.2 Redemption Notice: On behalf of and at the request and expense of the Issuer, the Principal Agent shall publish the notice in accordance with Condition 15, in the form approved by the Issuer, required in connection with such redemption. Such notice shall specify the Issuer Optional Redemption Date, the percentage of the total outstanding principal amount of the Bonds to be redeemed in the case of a partial redemption, the Early Redemption Amount, the manner in which redemption will be effected and the amount of accrued and unpaid interest to the date of redemption with respect of each US$250,000 principal amount of Bonds. The Principal Agent shall forthwith notify the other Paying Agents of the contents of such notice.
7.3 Redemption at the Option of the Bondholders and Redemption for Change of Control: Each Paying Agent will keep a stock of notices (Redemption Notices) in a form similar to that set out in Exhibit D and will make them available on demand to Bondholders. The Paying Agent with which a Certificate is deposited pursuant to Condition 8.3 or 8.5 shall hold such Certificate on behalf of the depositing Bondholder (but shall not, save as provided below, release it) until the due date for redemption of the Bonds in respect of which it is issued pursuant to (i) Condition 8.3 or (ii) Conditions 8.4 and 8.5. On that date, subject as provided below, the relevant Paying Agent shall surrender such Certificate to itself and treat it as if surrendered by the holder in accordance with the Conditions. If the Bond (or Bonds) represented by the deposited Certificate becomes (or become) immediately due and payable before that date, the Paying Agent concerned shall mail such Certificate by uninsured post to, and at the risk of, the relevant Bondholder at the address shown for the Bondholder on the Register as supplied by the Registrar. At the end of the period for exercising the option in (i) Condition 8.3 or (ii) Conditions 8.4 and 8.5, as the case may be, each Paying Agent shall promptly notify the Principal Agent of the principal amount of Bonds in respect of which Redemption Notices have been deposited with it and will forward such Redemption Notices to the Principal Agent. If a Bondholder exercises its option under (i) Condition 8.3 or (ii) Conditions 8.4 and 8.5 in respect of less than the entire principal amount of the Bonds represented by the Certificate surrendered, the relevant Paying Agent and Registrar shall arrange for issuance of a new Certificate to that Bondholder representing the amount of Bonds not redeemed under (i) Condition 8.3 or (ii) Conditions 8.4 and 8.5.
7.4 Effect of Notice of Redemption: Once a notice of redemption is provided in accordance with Condition 15, Bonds called or put for redemption shall become due and payable on the redemption date at the redemption price stated in the notice. Upon
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surrender of any Certificate in respect of such Bond for redemption in accordance with said notice, such Bond shall be paid by the Issuer at the redemption price determined in accordance with the relevant Condition.
7.5 Deposit of Redemption Price: Without prejudice to Clause 4 above, for value on or before the Business Day prior to the relevant redemption date, the Issuer shall deposit with the Principal Agent money sufficient to pay the redemption price of all Bonds to be redeemed on that date.
7.6 Deposit of Certificates: For the avoidance of doubt, payments of the applicable Redemption Amount will only be made against surrender of the relevant Certificate at the specified office of the Principal Agent or any of the other Paying Agents.
8. CANCELLATION OF BONDS
8.1 Cancellation by Agents: All Bonds which are purchased by the Issuer or any of their respective Subsidiaries and surrendered for cancellation, or redeemed or exchanged shall be cancelled by the removal of the relevant Bondholder’s name from the Register by the Registrar and cancellation of the corresponding Certificates by the Agent to which they were surrendered or with which they were deposited.
8.2 Cancelled Certificates: Each Agent shall (unless it is itself the Principal Agent) give all relevant details for the purposes of Clause 8.3 to, and shall forward Certificates cancelled by it promptly to, the Principal Agent or, as the case may be, its designated agent.
8.3 Certification of Payment Details: Subject to receipt of the information described in Clause 8.2, the Principal Agent shall as soon as reasonably practicable, upon a written request within one month after the end of the calendar quarter during which any such redemption, exchange, payment or cancellation (as the case may be) takes place, furnish the Issuer, the Trustee and the Registrar with a certificate signed by its duly authorised officer (whose name and specimen signature have previously been provided to the Issuer) stating (as applicable):
(a)	the aggregate amounts paid in respect of Bonds redeemed or paid and cancelled;

(b)	the aggregate principal amount of Bonds exchanged and cancelled;

(c)	the identifying numbers and certificate numbers of such Bonds (if any); and

(d)	that such Bonds have been cancelled.
Such certification may be accepted by the Trustee as conclusive evidence of repayment or discharge pro tanto of the Bonds, of payment of interest thereon (if any) or (as the case may be) of the issue of replacement Certificates.
8.4 Cancelled Certificates: Unless otherwise instructed by the Issuer, the Principal Agent or its designated agent shall destroy the cancelled Certificates in its
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possession or held to its order and furnish to the Issuer and the Trustee upon written request, a certificate of such destruction.
8.5 Records: Subject to receipt of the relevant information, the Principal Agent shall keep a full and complete record of all Bonds and of their redemption, exchange, payment, cancellation, despatch to the Issuer and replacement (as appropriate) and shall make such record available at all reasonable times during office hours to the Issuer, the Trustee and the other Agents. Notwithstanding the foregoing, the Principal Agent shall not be required to keep a record of the Register.
8.6 Identifying Numbers: The Registrar shall notify the Principal Agent of the identifying numbers of the Bonds and the Certificates which are issued and the same shall form the basis of the records to be kept by the Principal Agent.
9. ISSUE OF REPLACEMENT CERTIFICATES
9.1 Stocks of Certificates: From time to time, the Issuer will cause a sufficient quantity of additional blank Certificates duly signed manually or in facsimile to be available, upon request, to the Registrar for the purpose of delivering replacement Certificates as provided below. The Issuer will promptly notify the Trustee and the Registrar (and the Paying Agent, if applicable) if the authorised officer of the Issuer whose facsimile signature appears on such stocks of replacement Certificates ceases to be so authorised. In such circumstances the Issuer will promptly, properly and validly appoint a replacement authorised officer and upon the request of the Registrar or the Trustee promptly deliver to the Registrar such number of replacement Certificates as it may reasonably request, duly signed manually or in facsimile by such replacement authorised officer. Upon receipt of such replacement Certificates, the Registrar or its agent will be deemed to have been authorised by the Issuer to destroy any previous replacement Certificates and will notify the Issuer of such destruction.
9.2 Replacement: The Registrar will, subject to and in accordance with Condition 14 and the following provisions of this Clause, authenticate and deliver or cause to be authenticated and delivered (directly or, if applicable, through the relevant Agent) any replacement Certificates which the Issuer may determine to issue or deliver in place of Certificates which have been mutilated, defaced, lost, stolen or destroyed. The Registrar will inform the Issuer upon receiving any request from a Bondholder (directly or, if applicable, through the relevant Agent) for the issue of a replacement Certificate.
9.3 Conditions of Replacement: The Registrar will verify with the relevant Agent, in the case of an allegedly lost, stolen or destroyed Certificate in respect of which the identifying number is known or believed to be known, that the Bond in respect of which such Certificate is issued has not been redeemed or exchanged or purchased by the Issuer and cancelled. The Registrar shall not deliver or cause to be delivered any replacement Certificate unless and until the applicant therefor shall have:
9.3.1	paid such costs, taxes and duties as may be incurred in connection therewith;
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9.3.2	furnished the Registrar (directly or, if applicable, through the relevant Agent) with such evidence (including evidence as to the identifying number of the Certificate in question if known) and indemnity as the Issuer and the Registrar may reasonably require; and
9.3.3	surrendered to the Registrar (directly or, if applicable, through the relevant Agent) any mutilated or defaced Certificate to be replaced.
9.4 Cancellation of replaced Certificates: The Registrar shall cancel or procure the cancellation of any mutilated or defaced Certificates surrendered to it for replacement. Unless otherwise instructed by the Issuer, the Registrar shall destroy or procure the destruction of such cancelled Certificates and upon request by the Issuer or the Trustee, furnish the Issuer, the Trustee and the Principal Agent with a certificate confirming such destruction and containing the information specified in Clause 8.3.
9.5 Notification: The Registrar shall, on delivering (either directly or, if applicable, through the relevant Agent) any replacement Certificate, forthwith inform the Issuer and each of the other Agents, of the identifying number of such replacement Certificate and (if known) of the identifying number of the Certificate and the relevant Bonds in place of which such replacement Certificate has been delivered.
9.6 Records: The Registrar shall keep a full and complete record of all replacement Certificates delivered (either directly or, if applicable, through the relevant Agent) and shall make such record available at all reasonable times during office hours to the Issuer, the Trustee and the Principal Agent.
9.7 Notice of presentation of replaced Certificates: Whenever any Certificates alleged to have been lost, stolen, defaced or destroyed in replacement for which a new Certificate has been issued shall be surrendered or delivered to an Agent prior to payment or for exchange, the Agent shall promptly send notice thereof to the Issuer, the Registrar and the Principal Agent.
10. DUTIES OF THE TRANSFER AGENTS IN RESPECT OF TRANSFERS
If and to the extent specified by the Conditions and in accordance therewith and the terms of this Agreement or if otherwise requested by the Issuer, each Transfer Agent will:
10.1 receive requests for the transfer of Bonds, inform the Registrar, forward the deposited Certificate(s) to the Registrar and assist in the issue of a new Certificate in accordance with the Regulations referred to in Clause 13 and in particular forthwith notify the Registrar of (1) the name and address of the holder of the Bonds, (2) the identifying number of the relevant Certificate and the relevant Bonds, (3) (where not all Bonds in respect of which a Certificate was issued are to be transferred) the number of Bonds transferred and their identifying numbers, and (4) the name, address and account for payments (if any) of the transferee to be entered on the Register;
10.2 keep the Registrar informed of all transfers;
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10.3 carry out such other acts as may be necessary to give effect to the Conditions and the other provisions of this Agreement; and
10.4 upon receipt of a request from a Bondholder to transfer its Bonds pursuant to Condition 4.1 and the documents referred to in Condition 4.1, within two Business Days (as defined in the Conditions) notify the Issuer in writing of such request and such Transfer Agent shall thereafter comply with its obligations under Condition 4.1.
11. DUTIES OF THE REGISTRAR
11.1 The Register: The Registrar shall maintain a register (the Register) outside Hong Kong and the United Kingdom in accordance with the Conditions and the Regulations referred to in Clause 13 (and shall maintain no duplicate register inside Hong Kong or the United Kingdom). The Register shall:
11.1.1	show the amount of Bonds and the date of issue and all subsequent transfers and changes of ownership in respect thereof and the names and addresses of the holders of Bonds;
11.1.2	be made available, at all times during office hours upon reasonable notice being given to the Registrar, to the Issuer, the Trustee, the other Agents or any person authorised by any of them for inspection and (at the expense of the person making the request) for the taking of copies thereof or extracts therefrom and the Registrar shall deliver to such persons all such lists of holders of Bonds, their addresses, registered accounts, holdings and other details as they may request; and
11.1.3	include a record of the identifying number allocated to each Bond and the identifying number allocated to each Certificate which is issued. Each Certificate will carry the identifying number of the Bond or Bonds in respect of which it is issued, as well as its own identifying number.
The Registrar will maintain proper records in relation to the title to any of the Bonds including all forms of transfer, probates, letters of administration and powers of attorney. The provisions set forth in Exhibit C hereto shall apply in relation to the maintenance of the Register and the transfer of Bonds. The Registrar will enter in the Register the details of all redemptions or exchange of Bonds notified to it as aforesaid and the Registrar will comply with the proper and reasonable requests of the Issuer with respect to the maintenance of the Register and will provide to the Issuer, the Trustee and other Agents such information with respect thereto as may be requested by the Issuer or may be reasonably required by the Trustee or the other Agents for the proper performance of their respective duties.
11.2 Transfers: The Registrar will:
(a)	receive requests for the transfer of Bonds and will also receive Certificates deposited with a Transfer Agent for transfer, effect the necessary entries, authenticate and issue new Certificates in accordance with the Regulations referred to in Clause 13 and deliver the new Certificate(s) to the relevant Agent; and
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(b)	without prejudice to the generality of sub-clause (a) above, upon receipt of a request from a Bondholder to transfer its Bonds pursuant to Condition 4.1 and the documents referred to in Condition 4.1, within two Business Days (as defined in the Conditions) notify the Issuer in writing of such request and the Registrar shall thereafter comply with its obligations under Condition 4.1.
11.3 Replacement: The Registrar will also have certain duties in connection with the replacement of certificates, which duties are set out in Clause 9.
11.4 Residency and tax status: The Registrar is under no obligation to enquire as to the residency or tax status of a Bondholder or a potential holder of Bonds.
11.5 Place of Registrar and entries on Register: The Registrar shall
(a)	provide the Issuer notice of any change in the place where the Register is kept within two (2) Business Days after such change; and
(b)	transmit to the Issuer a copy of every entry in the Register within two (2) Business Days after such entry is made.
12. DOCUMENTS AND CERTIFICATES FOR THE REGISTRAR
12.1 Supply of Certificates: From time to time, the Issuer will deliver to the Registrar and each Transfer Agent in reasonably sufficient time for the performance of its duties hereunder sufficient additional blank Certificates as may be required by the Registrar and each Transfer Agent.
12.2 Safekeeping of Certificates: The Registrar shall maintain in safekeeping all Certificates and blank Certificates delivered to and held by it and shall ensure that Certificates are issued only in accordance with the Conditions and the provisions of this Agreement.
12.3 Information: Within seven days of any written request therefor by the Issuer or any Agent, so long as any of the Bonds are outstanding, the Registrar shall certify to the Issuer and the relevant Agent the number of blank Certificates held by it hereunder.
13. INFORMATION AND REGULATIONS CONCERNING THE BONDS
13.1 Provision of information: The Agents will give to the other Agents and the Trustee such further information with regard to their activities hereunder as may reasonably be required by them for the proper carrying out of their respective duties.
13.2 Regulations: The Issuer may, subject to the Conditions, from time to time with the approval of the Registrar and the Trustee promulgate Regulations concerning the carrying out of transfers of Bonds and the forms and evidence to be provided. All such transfers will be made subject to the Regulations. The initial Regulations are set out in Exhibit C. The Registrar shall, at the expense of the Issuer, provide copies of the current Regulations to Bondholders upon written request.
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14. REMUNERATION
14.1 Fees: The Issuer will, in respect of the services to be performed by the Principal Agent and the Registrar and the other Agents under this Agreement, the Conditions and the Trust Deed pay to the Principal Agent the commissions, fees and expenses as separately agreed in writing with the Principal Agent. The Principal Agent’s receipt of such moneys shall be a complete discharge of the Issuer’s obligations to pay the same and the Issuer need not concern itself with the apportionment of such moneys as between the Principal Agent, the Registrar and the other Agents.
14.2 Costs: The Issuer will pay to the Principal Agent all out-of-pocket expenses (including, without limitation, the fees and expenses of legal and other professional advisers and any taxes thereon to the extent that they are not recoverable) properly incurred by any Agent and the Registrar in connection with its services performed under this Agreement, the Conditions and the Trust Deed promptly upon receipt from the Principal Agent of notification of the amount of such expenses together with a copy of the relevant invoices and/or receipts.
14.3 Authentication Fees: The Issuer will pay the fees and expenses as from time to time for any authentication.
14.4 No obligation to act: The Agent shall have no obligation to act if it believes it will incur costs or any financial liability for which it will not be reimbursed.
14.5 Distribution to Agents: The Principal Agent will be responsible for distributing the remuneration of the Agents appointed by the Principal Agent and the Registrar and their relevant costs and expenses promptly upon receipt of the moneys therefor from the Issuer, and the Issuer shall not be concerned as to the mechanics, timing or apportionment of such distribution.
14.6 Stamp duties: The Issuer will pay or reimburse all stamp, transfer, registration and other similar taxes, fees or duties, if any, to which this Agreement may be subject.
14.7 Obligations to survive: Any outstanding obligations of the Issuer to the Agents and the Registrar under this Clause 14 shall survive the termination of this Agreement, the Conditions and the Trust Deed and the resignation or removal of any of the Agents or the Registrar.
15. FUNDS HELD BY PRINCIPAL AGENT
15.1 Repayment: Any sums paid by, or by arrangement with, the Issuer to the Principal Agent pursuant to the terms of this Agreement shall not be required to be repaid to the Issuer unless and until the Bonds in respect of which such sums were paid shall have been exchanged or redeemed or purchased and cancelled or claims in respect of such sums shall have become prescribed under Condition 11, but in any of these events the Principal Agent shall (provided that all other amounts due under this Agreement shall have been duly paid), save as mentioned below, forthwith repay to the Issuer upon its written request sums (without interest) equivalent to the amounts
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which would otherwise have been payable on the relevant Bonds together with any fees previously paid (except for any commissions, fees and expenses paid by the Issuer pursuant to Clause 14) to the Principal Agent in respect of such Bonds. For the avoidance of doubt, the Principal Agent shall not be obliged to make any repayment to the Issuer so long as any amounts which under this Agreement should have been paid to or to the order of the Principal Agent by the Issuer shall remain unpaid. The Principal Agent shall not, however, be otherwise required or entitled to repay any sums received by it under this Agreement and in no case shall be liable for interest thereon.
15.2 Use of moneys: The Principal Agent shall be entitled to deal with moneys paid to it by the Issuer for the purposes of this Agreement in the same manner as other moneys paid to a banker by its customers and shall not be liable to account to the Issuer for any interest thereon, save as otherwise agreed between the Issuer and the Principal Agent. No Agent shall exercise any right of set-off or lien or similar claim over moneys paid to it or by it under this Agreement. Unless required by law, moneys held by the Principal Agent need not be segregated.
16. MISCELLANEOUS
16.1 Publication of notices: On behalf of and at the written request and expense of the Issuer, the Principal Agent will as soon as practicable cause to be published any notices required to be given by the Issuer or the Trustee in accordance with the Trust Deed or any of the Conditions, save as set out herein. The Issuer shall provide the Principal Agent with signed copies of any notices to be published at least five (5) Business Days prior to the date of publication.
16.2 Notices to the Trustee: Upon each occasion that the Issuer gives to the Trustee any notice in connection with the Bonds, the Issuer shall at the same time give a similar notice to the Principal Agent.
16.3 Voting: Each of the Agents shall perform the functions described as being performed by it in Schedule 2 to the Trust Deed and shall keep a full and complete record of forms of proxy issued by it.
16.4 No implicit duties: The Agents shall be obliged to perform such duties, and only such duties, as are herein and in the Conditions specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Conditions against any of them.
16.5 No agency or trust: In acting hereunder and in connection with the Bonds, the Agents shall act solely as agents of the Issuer (or, where a notice given by the Trustee pursuant to Clause 5.6 shall not have been withdrawn, the Trustee) and will not thereby assume any obligations towards, or relationship of agency or trust for, any of the Bondholders.
16.6 Taking of advice: Any of the Agents may consult with legal or other professional advisers satisfactory to it, and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder
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in good faith and in accordance with the opinion of such advisers provided that it has exercised reasonable care in selecting such advisers.
16.7 Reliance: The Principal Agent, the other Agents and the Registrar shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon: (i) any instruction, request or order from the Issuer or the Trustee or (ii) any Bond, notice, certificate, form of transfer, exchange notice, resolution, direction, instruction, consent, certificate, affidavit, statement, fax, email, SWIFT message or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.
16.8 Liability: The Agents shall not be under any obligation to take any action hereunder which may involve it in any expense or liability, the payment of which would be contrary to applicable law or regulation.
16.9 Indemnity by the Issuer: To the fullest extent permitted by applicable laws, the Issuer will indemnify each of the Agents, its agents and its delegates and the Registrar against any losses, liabilities, costs, claims, actions, demands, damages or expenses (including, but not limited to, all properly incurred costs and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise or non-exercise by it of its powers, discretions and duties, except such as may result from its own wilful misconduct, wilful default, gross negligence, fraud or bad faith or that of its directors, officers, employees or agents. Except in the case of gross negligence, wilful default, wilful misconduct, fraud or bad faith of the Agent or that of its directors, officers, employees or agents, no Agent shall be liable either for any act or omission under this Agreement, or if any Bond, Certificate, form of transfer or Exchange Notice shall be lost, stolen, destroyed or damaged. Notwithstanding the foregoing, under no circumstances will the Agents be liable to the Issuer or any other party to this Agreement for any consequential loss (being loss of business, goodwill, opportunity or profit) or any special, indirect or punitive damages of any kind whatsoever, in each case however caused or arising and whether or not foreseeable, even if advised of the possibility of such loss or damage. The provisions of this Clause 16.9 shall survive the resignation or removal of any Agent or the Registrar and the termination of this Agreement.
16.10 Entitlement to treat holder as owner: Except as ordered by a court of competent jurisdiction or may be required by law, each of the Agents shall (whether or not the relevant Bond is overdue and regardless of any notice of ownership, trust or any interest, or writing on, or the loss or theft of, the Certificate issued in respect of it) be entitled to treat the registered holder of any Bond as the absolute owner for all purposes.
16.11 Copies of documents: So long as any of the Bonds remain outstanding, the Issuer shall provide the Agents with a sufficient number of copies of the Trust Deed and, subject to being provided with such copies, each of the Agents will procure that such copies shall be available at its specified office during office hours for examination by Bondholders and that copies thereof will be furnished to Bondholders upon written request at their expense.
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16.12 Acquisition of Bonds: Any Agent, their affiliates and each of their respective officers, directors and employees, may become the owner of, or acquire any interest in, any Bonds or Shares with the same rights that it or they would have if it were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Bonds or other obligations of the Issuer as freely as if it were not appointed hereunder.
16.13 Merger: Any corporation into which any Agent for the time being may be merged or converted, any corporation with which such Agent may be consolidated, amalgamated or any corporation resulting from any merger, amalgamation, conversion or consolidation to which such Agent shall be a party, any corporation to which such Agent shall sell or otherwise transfer all or substantially all of its assets or any corporation to which such Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall, to the extent permitted by applicable law, be the relevant successor Agent under this Agreement without the execution or delivery of any papers or any further act on the part of the parties hereto whereupon the Issuer, the other Agents, the Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger, amalgamation, conversion, consolidation, sale or transfer shall forthwith be given by such Agent to the Issuer, the Trustee and the other Agents and, as soon as practicable, to the Bondholders in accordance with Condition 15.
16.14 Agents’ obligations: The obligations of the Agents are several and not joint.
16.15 Illegality: In the event that the Agents shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from the Issuer, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it is directed in writing by a final order or judgment of a court of competent jurisdiction.
16.16 Instruction in writing: Notwithstanding anything to the contrary contained in this Agreement, none of the Agents shall be obliged to act or omit to act in accordance with any instruction, direction or request delivered to them by the Issuer unless such instruction, direction or request is delivered to such Agents in writing. Each Agent may, in connection with its services hereunder, rely upon the terms of any instruction, notice, communication or other document believed by it to be genuine and from the proper party.
16.17 No liability for interest: The Agent shall not be under any liability for interest on any moneys at any time received by them pursuant to any of the provisions of this Agreement or of the Bonds and applied by them in accordance with the provisions hereof, except as otherwise provided hereunder or agreed in writing.
16.18 Delegations: The Agents may execute any of their powers and perform any of their duties hereunder directly or through delegates or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by them. The Agents shall not be obliged to supervise such delegates or attorneys and shall not be liable for the acts of such delegates or attorneys, or for anything done, suffered or
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omitted by them in accordance with the advice or opinion of any such counsel, accountants or other skilled persons provided that the Agents shall have exercised due care and diligence in the selection or appointment of such delegates, attorneys, counsel, accountants or skilled persons.
16.19 Amendments and/or Modifications: This Agreement may be amended by all of the parties, without the consent of any Bondholder, either (a) for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained in this Agreement or (b) in any manner which the parties may mutually deem necessary or desirable and which shall not be inconsistent with the Conditions and shall not be materially prejudicial to the interests of the Bondholders.
16.20 Anti-Money Laundering and Terrorism: Each Agent may take and instruct any delegate to take any action which it in its sole discretion considers appropriate so as to comply with any applicable law, regulation, request of a public or regulatory authority or any policy of the CitiGroup which relates to the prevention of fraud, money laundering, terrorism or other criminal activities or the provision of financial and other services to sanctioned persons or entities. Such action may include but is not limited to the interception and investigation of transactions on the Issuer’s accounts (particularly those involving the international transfer of funds) including the source of the intended recipient of funds paid into or out of the Issuer’s accounts. In certain circumstances, such action may delay or prevent the processing of the Issuer’s instructions, the settlement of transactions over the Issuer’s accounts or the Agents’ performance of their obligations under this Agreement. Subject to compliance with applicable law, the Agents shall promptly notify the Issuer of the existence of such circumstances. Neither the Agents nor any delegate will be liable for any loss (whether direct or consequential and including, without limitation, loss of profit or interest) caused in whole or in part by any actions which are taken by the Agents or any delegate pursuant to this clause. For the purposes of this clause, CitiGroup means Citibank, N.A. or any bank or direct or indirect subsidiary of Citibank, N.A., its subsidiaries and associated companies.
16.21 Force Majeure: Notwithstanding any provision of this Agreement to the contrary, no Agent shall in any event be liable for any inability of such Agent (or any person or agent appointed by it) to perform any of its obligations under this Agreement due to a Force Majeure Event.
17. CHANGES IN AGENTS
17.1 Appointment and termination of appointment: The Issuer may appoint further or other Agents. The Issuer may also terminate the appointment of any Agent at any time subject to the prior written approval of the Trustee (which shall not be unreasonably withheld or delayed). Such termination shall be effective by giving:
17.1.1	to the Trustee;
17.1.2	in the case of any Agent other than the Principal Agent, to the Principal Agent; and
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17.1.3	to the Agent whose appointment is to be terminated, at least 30 days’ prior written notice to that effect.
However, no such notice relating to the termination of the appointment of the Principal Agent or the Registrar shall take effect until a new Principal Agent or, as the case may be, Registrar approved in writing by the Trustee (which approval shall not be unreasonably withheld or delayed) has been appointed and has accepted its appointment on terms approved in writing by the Trustee. The Issuer will at all times maintain (i) a Principal Agent, (ii) a Registrar, (iii) an Agent having a specified office in a major financial centre in Europe, (iv) an Exchange Agent, a Paying Agent and a Transfer Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to the Directive on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive, and (v) an Agent in Hong Kong. The termination of the appointment of any Agent shall not take effect (1) until notice thereof shall have been given to the Bondholders in accordance with Condition 15 and (2) within the period commencing 45 days immediately preceding any due date for a payment in respect of the Bonds and ending 15 days after such date.
17.2 Resignation: Any Agent may resign its appointment hereunder at any time by giving to the person(s) referred to in Clauses 17.1.1 and 17.1.2 and the Issuer at least 30 days’ written notice to that effect, provided that (a) in the case of the resignation of the Principal Agent or the Registrar, no such resignation shall take effect until a new Principal Agent or, as the case may be, Registrar approved in writing by the Trustee has been appointed by the Issuer and has accepted its appointment on terms approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed), (b) no such resignation shall take effect unless upon the expiry of the notice period there are Agents as required by Clause 17.1 and the Conditions, (c) no such resignation shall take effect until notice thereof shall have been given to the Bondholders in accordance with Condition 15 and (d) no such notice shall be given so as to expire within a period commencing 30 days immediately preceding any due date for a payment in respect of the Bonds and ending 15 days after such date. Notwithstanding the above, the Issuer agrees with each Agent that if, by the day falling 10 days before the expiry of any notice referred to above, the Issuer has not appointed a replacement Agent, then the relevant Agent shall be entitled to select on behalf and at the expense of the Issuer and the Issuer shall appoint in its place any reputable financial institution of good standing on terms approved by the Trustee (such approval not to be unreasonably withheld or delayed).
17.3 Delivery of Records by Principal Agent on Termination: If the appointment of the Principal Agent hereunder is terminated or the Principal Agent resigns its appointment hereunder, the Principal Agent shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, pay to the successor Principal Agent the amounts held by it in respect of Bonds, the Certificates relating thereto which have not been presented for payment and any other amounts held by it in respect of the Bonds and shall deliver to the successor Principal Agent Bonds surrendered to it but not yet destroyed, Exchange Notices held by it, all records concerning Bonds and the Certificates maintained by the Principal Agent pursuant to this Agreement, and shall have no other duties or
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responsibilities to provide services as Principal Agent thereafter. The Principal Agent shall be entitled to payment by the Issuer of its remuneration for the services previously tendered hereunder in accordance with the terms of Clause 14 including the reimbursement of all reasonable expenses (including legal fees) incurred in connection therewith.
17.4 Delivery of Records by Registrar on Termination: If the appointment of the Registrar is terminated or the Registrar resigns its appointment hereunder, the Registrar shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, deliver to the successor Registrar, the Register, all Certificates and blank Certificates held by it and all other records concerning the Bonds maintained by it pursuant to this Agreement, and shall have no other duties or responsibilities to provide services as Registrar thereafter.
17.5 Delivery of Records by Agents on Termination: If the appointment of any Agent is terminated or any Agent or the Registrar resigns its appointment hereunder, such Agent or the Registrar shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, deliver to any successor Agent or the Registrar or, if none, the Principal Agent any records or other documents concerning the Bonds maintained by it pursuant to this Agreement, and shall have no other duties or responsibilities thereafter.
17.6 Change of Office: If any Agent shall change its specified office, it shall give to the Issuer, the Principal Agent and the Trustee not less than 45 days’ prior written notice to that effect giving the address of the new specified office. As soon as practicable thereafter, the Principal Agent shall give to the Bondholders, on behalf of and at the expense of the Issuer, notice of such change and the address of the new specified office in accordance with Condition 15.
17.7 Additional Termination Events: Notwithstanding any other provision of this Clause 17, the appointment of any Agent shall forthwith terminate if such Agent becomes incapable of acting, is adjudged bankrupt or insolvent, files a voluntary petition in bankruptcy, makes an assignment for the benefit of its creditors, consents to the appointment of a receiver, administrator or other similar official of all or a substantial part of its property or assets or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the winding up or dissolution of such Agent or any analogous event occurs under any applicable law.
18. NOTICES
Any communication shall be in the English language and shall be by letter sent by registered post or courier or facsimile transmission:
to the Issuer:
Venetian Venture Development Intermediate II
c/o Walkers Corporate Services Limited, Walker House
87 Mary Street, George Town
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Grand Cayman KY1-9005
Cayman Islands
Attention:      Ms. Bonnie Bruce
Fax no.:         +703 733 5303
to the Trustee:
Citicorp International Limited
39th Floor, ICBC Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong
Fax no.:           +852 2868 8048
Attention:       Agency & Trust
to the Registrar and Transfer Agent:
Citigroup Global Markets Deutschland, AG & Co. KGaA
Reuterweg 16
60323 Frankfurt
Germany
Attention:       Agency & Trust
Fax no.:         +49 69 1366 1429
to the Principal Agent:
Citibank, N.A., London Branch
1 North Wall Quay
Dublin 1
Ireland
Attention:       Agency & Trust
Fax no.:         +353 1 622 2202
with a copy to:
Citibank, N.A., Hong Kong Branch
39th Floor, ICBC Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong
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Attention:       Agency & Trust
Fax no.:           +852 2868 8048
Communications will take effect, in the case of a letter sent by registered post, on the seventh Business Day after posting; in the case of a letter sent by courier, at the time of delivery; in the case of fax, at the time of despatch if the correct error-free transmission report is received; provided that if such communication would take effect outside business hours then it shall be deemed to be received on the next business day in the place of receipt.
Any of the parties named above may change its address or facsimile number for the purpose of this Clause by giving notice of such change to the other parties to this Agreement.
19. GOVERNING LAW AND JURISDICTION
19.1 Governing Law: This Agreement and any non-contractual obligations arising out of or in connection with this Agreement shall be governed by and construed in accordance with English law.
19.2 Third Party Rights: A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act of 1999 to enforce any term of this Agreement except and to the extent (if any) that this Agreement expressly provides for such Act to apply to any of its terms.
19.3 Jurisdiction:
19.3.1	The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement, including, without limitation, disputes relating to any non-contractual obligations arising out of or in connection with this Agreement, and accordingly any legal action or proceedings arising out of or in connection with this Agreement (Proceedings) may be brought in such courts. The parties to this Agreement irrevocably submit for all purposes for or in connection with this Agreement to the jurisdiction of the courts of England and waive any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.
19.3.2	Nothing in this Clause 19 shall limit the right of any party to this Agreement to take Proceedings against any other party in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude any party from taking Proceedings in any other jurisdiction, whether concurrently or not.
19.4 Service of Process: The Issuer irrevocably appoints Law Debenture Corporate Services Limited, currently at Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom as its authorised agent for service of process in England. The Issuer will procure that, so long as any of the Bonds are outstanding, there shall be in force an appointment of such a person with an office in England with authority to accept
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service as aforesaid on behalf of the Issuer and, failing such appointment within 15 days after demand by or on behalf of the Trustee, the Trustee shall be entitled by notice to the Issuer to appoint such person. Nothing herein shall affect the right to serve process in any other manner permitted by law.
20. COUNTERPARTS
This Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement. In relation to each counterpart, upon confirmation by or on behalf of the signatory that the signatory authorises the attachment of such counterpart signature page to the final text of this Agreement, such counterpart signature page shall take effect together with such final text as a complete authoritative counterpart.
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EXHIBIT A
EXCHANGE NOTICE
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
US$600,000,000 Exchangeable Bonds due 2014 (the Bonds)
(Please read the notes overleaf before completing this Notice.)

Name (or Contact Person):		Date:

Address:	Tel No.

Fax No.

Email address:

(*delete as appropriate)
Signature:

To:	Citibank, N.A., London Branch 1 North Wall Quay Dublin 1 Ireland

Attention: Agency & Trust Fax No.: +353 1 622 2202

cc:	Venetian Venture Development Intermediate II (the Issuer)
I/We, being the holders of the Bonds specified below, hereby irrevocably request to receive fully-paid ordinary shares of Sands China Ltd. (the Shares) with a par value of US$0.01 upon the mandatory exchange of the Bonds in accordance with the terms and conditions of the Bonds. Terms used in this Exchange Notice and not otherwise defined have the meanings given to them in the Paying, Exchange and Transfer Agency Agreement dated 4 September 2009 between, among others, the Issuer and Citibank, N.A., London Branch as Principal Agent.
1.	Total principal amount, number and identifying and certificate numbers of Bonds to be exchanged:

Total principal amount:

Total number of Bonds:

Identifying numbers of Bonds:
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Identifying numbers of Certificates deposited in respect of Bonds to be exchanged:
N.B. If necessary, the identifying numbers of Bonds and Certificates can be attached separately.
2.	Name(s) and address(es) of person(s) in whose name(s) the Shares required to be delivered on exchange are to be registered (who shall either be the Bondholder itself or its nominee or trustee (with evidence thereof being provided to the reasonable satisfaction of the Issuer) and no other person):

Name:

Address:

Telephone Number:

Fax Number:
3.	I/We hereby request that [I/We or my/our nominee or trustee be registered as holder(s) of the relevant number of Shares in the register of shareholders of Sands China Ltd.] [the Shares be delivered to, and registered in the name of the depositary for credit to the securities account specified below] and [the certificates for the Shares together with] any [other] securities or property required to be delivered upon exchange, be despatched by ordinary post (at my/our risk and expense) to the person whose name, contact person, telephone numbers, fax number and address is given below and, in each case, in the manner specified below:

Name:

Contact Person:

Address:

[Securities Account Details:

Securities Account Name: ]

Telephone Number/Fax Number:

Manner of despatch:

The Certificate in respect of the Bonds to be exchanged hereby accompanies this Exchange Notice.

Name:

Address:
Bella — Paying, Exchange and Transfer Agency Agreement

I/We hereby certify that at the time of execution and deposit of this Exchange Notice I/we or the person who has the beneficial interest in the Bonds specified above is/are not in the United States (within the meaning of Regulation S (Regulation S) under the US Securities Act of 1933) and that I/we, or such person, purchased such Bonds or the beneficial interest therein, in a transaction made in accordance with Rule 903 or Rule 904 of Regulation S.
I/we hereby certify that we are aware that the Bonds held by me/us and the Shares being exchanged therefor are “restricted securities” (within the meaning of Rule 144(a)(3) of the Securities Act) and understand that such Shares have not been and will not be registered under the Securities Act and may not be offered, sold, pledged, or transferred except in a transaction exempt from the registration requirements of the Securities Act.
N.B.
(i)	This Exchange Notice will be void unless the introductory details and Sections 1 to 3 are completed.
(ii)	Your attention is drawn to Condition 6 of the Bonds with respect to the conditions precedent which must be fulfilled before the Bonds specified above will be treated as effectively eligible for exchange.
(iii)	Despatch of share certificates or other securities or property will be made at the risk and expense of the exchanging Bondholder and the exchanging Bondholder will be required to submit any necessary documents required in order to effect despatch in the manner specified.
For Agent’s use only:
1	(A) Bond exchange identification reference:
(B)	Date on which the Exchange Notice is deposited with (and, if applicable, Certificate is surrendered to) the Agent:

(C)	Exchange Date:

(D)	Date of deposit of Exchange Notice:
2	Aggregate principal amount of Bonds in respect of which Certificates have been deposited for exchange:
The Exchange Agent must complete items 1 and 2.
No Shares will be issued to a Bondholder (or its nominee or trustee) unless the Bondholder satisfies the foregoing conditions.
Bella — Paying, Exchange and Transfer Agency Agreement

EXHIBIT B
AGENT EXCHANGE NOTIFICATION
Form of notification to be sent by facsimile transmission by the Principal Agent
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
US$600,000,000 Exchangeable Bonds Due 2014 (the Bonds)

To:	Venetian Venture Development Intermediate II (the Issuer) (attention: Ms. Bonnie Bruce)
Bonds exchange identification reference: Venetian Venture Development Intermediate II US$600,000,000 Exchangeable Bonds Due 2014
(A)
(B)
(C)
(D)
(E)
(F)
Regards
Citibank, N.A., London Branch
Bella — Paying, Exchange and Transfer Agency Agreement

Explanation
Against the letters (A) to (H) inclusive will be inserted the following information with respect to the relevant Exchange Notice:

(A)	=	name and address of exchanging holder of the Bonds;

(B)	=	total number and the aggregate principal amount of Bonds in respect of which a Certificate has been deposited by the same holder of the Bonds;

(C)	=	identifying and Certificate numbers of the Bonds;

(D)	=	name(s) and address(es) of person(s) in whose name(s) the Shares issuable upon exchange are to be registered;

(E)	=	the date on which the Exchange Notice is deposited with the Agent, and the date on which the Certificate is surrendered to the Agent; and

(F)	=	name and address of person to whom share certificates are to be despatched or details of securities account into which the Shares issuable upon exchange are to be deposited (in each case, as provided by the Bondholder).
Bella — Paying, Exchange and Transfer Agency Agreement

EXHIBIT C
REGULATIONS CONCERNING THE TRANSFER AND REGISTRATION
OF BONDS
1. Each Bond shall be in the denomination of US$250,000. Certificates, each evidencing entitlement to one or more Bonds, shall be issued in accordance with the Conditions.
2. Subject to satisfaction of the other requirements and conditions under this Agreement and the Conditions, the Bonds are transferable by execution of the form of transfer on each Certificate endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In this Exhibit transferor shall where the context permits or requires include joint transferors and be construed accordingly.
3. The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the office of a Transfer Agent accompanied by such other evidence (including certificates and/or legal opinions) as the Transfer Agent may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Bond shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent may require.
4. The executors or administrators of a deceased holder of Bonds (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to such Bonds.
5. Any person becoming entitled to Bonds in consequence of the death or bankruptcy of the holder of such Bonds may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Transfer Agent shall require (including certificates and/or legal opinions), be registered himself as the holder of such Bonds or, subject to the preceding paragraphs as to transfer, may transfer such Bonds. The Issuer and the Agents may retain any amount payable upon the Bonds to which any person is so entitled until such person shall be so registered or shall duly transfer the Bonds.
6. Unless otherwise requested by him and agreed by the Issuer, a holder of Bonds shall be entitled to receive only one Certificate in respect of his holding.
7. The joint holders of a Bond shall be entitled to one Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.
Bella — Paying, Exchange and Transfer Agency Agreement

8. The Issuer and the Transfer Agents shall make no charge to the holders for the registration of any holding of Bonds or any transfer of Bonds or for the issue of any Certificates or for the delivery of Certificates at the specified office of the Agent to whom the request for registration, transfer or delivery was delivered or by uninsured post to the address specified by the holder. If any holder entitled to receive a Certificate wishes to have it delivered to him otherwise than at the specified office of such Agent, such delivery shall be made upon his written request to such Agent, at his risk and (except where sent by uninsured post to the address specified by the holder) at his expense.
9. Each Transfer Agent will within seven business days in the place of its specified office of a request received by such Transfer Agent to effect a transfer of a Bond deliver at its specified office to the transferee or despatch by mail (at the risk of the transferee) to such address as the transferee may request, a new Certificate in respect of the Bond or Bonds transferred. In the case of a transfer, exchange or redemption of fewer than all the Bonds in respect of which a Certificate is issued, a new Certificate in respect of the Bonds not transferred, exchange or redeemed will be so delivered to the holder to its address appearing on the register of holders of Bonds.
10. Notwithstanding any other provisions of this Agreement, the Registrar shall register the transfer of any Bond only upon presentation of an executed and duly completed form of transfer substantially in the form set forth in Schedule 1 to the Trust Deed together with any other documents thereby required.
11. The Issuer may, with the prior approval of the Registrar, the Transfer Agents and the Trustee, promulgate any other regulations that it may deem necessary for the registration and transfer of the Bonds.
Bella — Paying, Exchange and Transfer Agency Agreement

EXHIBIT D
FORM OF REDEMPTION NOTICE
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II (the Issuer)
US$600,000,000 Exchangeable Bonds due 2014 (the Bonds)
By depositing this duly completed Redemption Notice with a Paying Agent for the Bonds the undersigned holder of such of the Bonds as are represented by the Certificate surrendered with this Notice and referred to below irrevocably exercises its option to have such Bonds redeemed on [•] 20[•] under (i) Condition 8.3 or (ii) Conditions 8.4 and 8.5 of the Bonds.
This Redemption Notice relates to Certificates representing Bonds in the aggregate principal amount of US$                    . The identifying numbers of such Certificates are as follows:
If any Certificate issued in respect of the Bonds referred to above is to be returned to the undersigned under Clause 7.3 of the Paying, Exchange and Transfer Agency Agreement entered into by the Issuer in respect of the Bonds, it will be returned by uninsured post (and at the risk of the relevant Bondholder) to the address of the Bondholder appearing on the register of Bondholders.
Payment in respect of the above-mentioned Bonds will be made in accordance with the Conditions of the Bonds.
Dated:
Signature:
Name:
[To be completed by recipient Agent]
Received by:
[Signature and stamp of Agent]
At its office at:
On:
Notes:
Bella — Paying, Exchange and Transfer Agency Agreement

(1)	This Redemption Notice is not valid unless all of the paragraphs requiring completion are duly completed.
(3)	The Agent with whom Certificates are deposited will not in any circumstances be liable to the depositing Bondholder or any other person for any loss or damage arising from any act, default or omission of such Agent in relation to such Certificates or any of them unless the loss or damage was caused by the wilful misconduct, wilful default, gross negligence, fraud or bad faith of such Agent or its directors, officers or employees or agents.
(4)	Terms used in this Redemption Notice and not otherwise defined have the meanings given to them in the paying, exchange and transfer agency agreement dated 4 September 2009 between, among others, the Issuer and Citibank, N.A., London Branch as principal agent.
Bella — Paying, Exchange and Transfer Agency Agreement

EXHIBIT E
NOTIFICATION FROM ISSUER
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
US$600,000,000 Exchangeable Bonds Due 2014 (the Bonds)

To:	Citibank, N.A., London Branch, as Exchange Agent

1 North Wall Quay Dublin 1 Ireland

Attention: Agency & Trust Fax: +353 1 622 2202

Cc:	Citibank, N.A., Hong Kong Branch

39th Floor, ICBC Tower Citibank Plaza 3 Garden Road Central Hong Kong

Attention: Agency & Trust

Fax No.: +852 2868 8048
Venetian Venture Development Intermediate II Exchangeable Bonds Due 2014 exchangeable into ordinary shares of Sands China Ltd.
(A)
(B)
(C)
(D)
Regards
Bella — Paying, Exchange and Transfer Agency Agreement

For and on behalf of Venetian Venture Development Intermediate II

Name:
Title:
Explanation
Against the letters (A) to (D) inclusive will be inserted the following information with respect to the delivery of Shares upon exchange:-

(A)	=	the identity of the Exchange Agent who forwarded the copy of the Exchange Notice in respect of the Bonds that have been exchanged;

(B)	=	number of Shares (excluding fractions) deliverable to such holder of the Bonds upon exchange;

(C)	=	the Exchange Date and the Exchange Price; and

(D)	=	name and address of person to whom share certificates are to be dispatched or details of securities account into which the Shares issuable upon exchange are to be deposited (in each case, as provided by the Bondholder).
Bella — Paying, Exchange and Transfer Agency Agreement

EXHIBIT F
TRANSFER CERTIFICATE
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
US$600,000,000 Exchangeable Bonds Due 2014 (the Bonds)
To: Citigroup Global Markets Deutschland, AG & Co. KGaA, as Registrar
In connection with the transfer [and exchange] of Bonds in the aggregate principal amount of US $                                                               represented by the attached Restricted Certificate by us to [name of transferee], we certify that:
(a)	[the transfer is being made in an offshore transaction (within the meaning of Regulation S) and acknowledges that the Issuer and others will rely upon the truth and accuracy of such certification.][1]
(b)	[the transferor and any person acting on its behalf reasonably believes that the transferee is a “qualified institutional buyer” (as defined in Rule 144A) (a QIB) purchasing for its own account or for the account of another QIB.][2]
(c)	[the transferor and transferee are relying on an exemption from the registration requirements of the Securities Act other than Rule 144A.][3]
Unless this certificate is completed in accordance with the terms of the Agency Agreement, the Registrar will refuse to register any transfer and/or exchange of the Bonds represented by the Restricted Certificate. All terms not otherwise defined herein have the meaning set out in the Paying, Exchange and Transfer Agency Agreement dated 4 September 2009 between Citicorp International Limited, Citibank N.A., London Branch, Citigroup Global Markets Deutschland, AG & Co. KGaA and Venetian Venture Development Intermediate II.

For and on behalf of [holder]
Name:
Title:

[1]	To be inserted if the transferee takes delivery in the form of a Regulation S.

[2]	To be inserted if the transferor and transferee are relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A.

[3]	To be inserted if the transferor and transferee are relying on an exemption from the registration requirements of the Securities Act other than Rule 144A.
Bella — Paying, Exchange and Transfer Agency Agreement

Signature Guarantee

Signature must be guaranteed	Signature
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (STAMP) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934 of the United States, as amended.
Bella — Paying, Exchange and Transfer Agency Agreement

TRANSFEREE CERTIFICATION
The undersigned hereby certifies that it:
[(A) is purchasing the Bonds in an offshore transaction (within the meaning of Regulation S, (B) is purchasing the Bonds for its own account and will be the beneficial owner of the Bonds, (C) is not an affiliate of the Issuer or a person acting on behalf of such an affiliate, (D) understands that the Bonds have not been and will not be registered under the Securities Act and that the Bonds are being offered and sold to it in accordance with Regulation S of the Securities Act (Regulation S), (E) will not offer, sell, pledge or otherwise transfer the Bonds except in accordance with the Securities Act and any applicable laws of any state of the United States and any other jurisdiction and (F) understands that the Issuer and others will rely upon the truth and accuracy of such acknowledgments, representations and agreements.]4
[(A) is a “qualified institutional buyer” (as defined in Rule 144A) (a QIB) purchasing for its own account or for the account of another QIB, (B) acknowledges that the Bonds offered and sold to it, as well as the Warrants (if issued) and any Shares issued on exchange of the Bonds or Warrants (New Shares), are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act and are being offered and sold in a transaction not involving any public offering in the United States within the meaning of the Securities Act and that no representation is made as to the availability of the exemption provided by Rule 144 for resales of the Bonds, Warrants or New Shares, (C) understands that the Bonds, Warrants and New Shares have not been and will not be registered under the Securities Act and may not be offered, sold, pledged or otherwise transferred except (i) pursuant to a registration statement that has been declared effective under the Securities Act, (ii) in reliance on Rule 144A to a person that the holder and any person action on its behalf reasonably believes is a QIB purchasing for its own account or for the account of another QIB, (iii) in an offshore transaction in accordance with Regulation S, (iv) pursuant to Rule 144 under the Securities Act (if available) or (v) pursuant to another available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, (D) understands that any offer, sale, pledge or other transfer of the Bonds, Warrants or New Shares made other than in compliance with such restrictions may not be recognised by the Issuer, (E) understands that the Bonds and Warrants will bear a legend to such effect, (F) agrees to give each person to whom it transfers Bonds notice of any restrictions on transfer of such Bonds, Warrants and New Shares and (H) understands that the Bonds and Warrants will be represented by a definitive certificate and that before any interest in the Bonds may be offered, sold, pledged or otherwise transferred, it will be required to provide a transfer agent or registrar with a written certification as to compliance with applicable securities laws.]5
[(A) is relying on an exemption from the registration requirements of the Securities Act other than Rule 144A and is attaching hereto information confirming the

[4]	To be inserted if the transferee takes delivery in the form of a Regulation S.

[5]	To be inserted if the transferor and transferee are relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A.
Bella — Paying, Exchange and Transfer Agency Agreement

availability of such exemption6, (B) acknowledges that the Bonds offered and sold to it, as well as the Warrants (if issued) and any Shares issued on exchange of the Bonds or Warrants (New Shares), are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act and are being offered and sold in a transaction not involving any public offering in the United States within the meaning of the Securities Act and that no representation is made as to the availability of the exemption provided by Rule 144 for resales of the Bonds, Warrants or New Shares, (C) understands that the Bonds, Warrants and New Shares have not been and will not be registered under the Securities Act and may not be offered, sold, pledged or otherwise transferred except (i) pursuant to a registration statement that has been declared effective under the Securities Act, (ii) in reliance on Rule 144A to a person that the holder and any person action on its behalf reasonably believes is a QIB purchasing for its own account or for the account of another QIB, (iii) in an offshore transaction in accordance with Regulation S, (iv) pursuant to Rule 144 under the Securities Act (if available) or (v) pursuant to another available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, (D) understands that any offer, sale, pledge or other transfer of the Bonds, Warrants or New Shares made other than in compliance with such restrictions may not be recognised by the Issuer, (E) understands that the Bonds and Warrants will bear a legend to such effect, (F) agrees to give each person to whom it transfers Bonds notice of any restrictions on transfer of such Bonds, Warrants and New Shares and (H) understands that the Bonds and Warrants will be represented by a definitive certificate and that before any interest in the Bonds may be offered, sold, pledged or otherwise transferred, it will be required to provide a transfer agent or registrar with a written certification as to compliance with applicable securities laws. ]7
For and on behalf of [name of transferee]
Name:
Title:

[6]	To include such information as may be requested by the Issuer, including, without limitation, an opinion of counsel.

[7]	To be inserted if the transferor and transferee are relying on an exemption from the registration requirements of the Securities Act other than Rule 144A.
Bella — Paying, Exchange and Transfer Agency Agreement

IN WITNESS whereof the parties hereto have executed this paying, exchange and transfer agency agreement as of the date first above written.
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II as Issuer

By:	/s/ Michael A. Leven
	Name:	Michael A. Leven
	Title:	Director
Bella — Paying, Exchange and Transfer Agency Agreement

CITIBANK, N.A., LONDON BRANCH as Principal Agent, Paying Agent and Exchange Agent

By:	/s/ Terence Yeung
Terence Yeung
Vice President
Bella — Paying, Exchange and Transfer Agency Agreement

CITIGROUP GLOBAL MARKETS DEUTSCHLAND, AG & CO. KGaA as Registrar and Transfer Agent

By:	/s/ S. Roos
S. Roos
Assistant Manager
Bella — Paying, Exchange and Transfer Agency Agreement

CITICORP INTERNATIONAL LIMITED as Trustee

By:	/s/ Terence Yeung
Terence Yeung
Vice President

Bella — Paying, Exchange and Transfer Agency Agreement

EXECUTION VERSION
4 September 2009
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
as Issuer
CITIBANK, N.A., LONDON BRANCH
as Principal Agent, Paying Agent and Exchange Agent
CITIGROUP GLOBAL MARKETS DEUTSCHLAND, AG & CO. KGaA
as Registrar and Transfer Agent
CITICORP INTERNATIONAL LIMITED
as Trustee

PAYING, EXCHANGE AND TRANSFER
AGENCY AGREEMENT
relating to
US$600,000,000 Exchangeable Bonds due 2014

Paying, Exchange and Transfer Agency Agreement

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